Exhibit 10.31
SECOND AMENDMENT TO
EXECUTIVE OFFICER
EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EXECUTIVE OFFICER EMPLOYMENT AGREEMENT (the “Second Amendment”) is made and entered into this 29th day of February, 2008 by and between UNIVERSAL ELECTRONICS INC. (the “Employer”) and PAUL D. ARLING (“Executive”).

RECITALS:

WHEREAS, the Employer and Executive are parties to that certain Executive Officer Employment Agreement dated April 23, 2003, as amended by that First Amendment to Executive Officer Employment Agreement dated October 21, 2005 (collectively, the “Executive Officer Employment Agreement, as amended”); and

WHEREAS, the Executive Officer Employment Agreement, as amended is set to expire on April 30, 2009; and

WHEREAS, the parties wish to extend the expiration date of the Executive Officer Employment Agreement, as amended to April 30, 2011.

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1.Subparagraph 3(a) of the Executive Officer Employment Agreement, as amended is hereby amended to provide that the Executive Officer Employment Agreement, as amended shall continue through the end of business on April 30, 2011.

2.    Except as specifically modified as set forth in this Second Amendment, the Executive Officer Employment Agreement, as amended shall be and remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the 29th day of February, 2008.

Signed and acknowledged in the presence of:		UNIVERSAL ELECTRONICS INC.

/s/ Richard A. Firehammer Jr.	By:	/s/ J.C. Sparkman
J.C. Sparkman, Chairman of the Compensation Committee of the UEI Board of Directors

PAUL D. ARLING

/s/ Richard A. Firehammer Jr.		/s/ Paul D. Arling
Signature

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